                                                                Exhibit 10.23

                       SEVERANCE COMPENSATION AGREEMENT

     This Agreement (the "Agreement") is made as of this 2nd day of April, 1997, by and between Elek-Tek, Inc., a Delaware corporation (the "Company"), and Miguel A. Martinez (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to continue to employ Executive and Executive is willing to continue such employment, in part upon the terms and conditions hereinafter set forth;

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the parties desire to set forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under one of the circumstances described herein following a Change in Control of the Company (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS.

     (a) Cause. "Cause" shall mean any one or more of the following:

          i. engaging in a dishonest act, willful breach of fiduciary duty, misappropriation or fraud against the Company or any Subsidiary of the Company, or making any willful misrepresentation to any holder of securities of the Company or any member of the Board;

          ii. any indictment or similar charge against an Executive by a governmental office alleging the commission of a felony, or a guilty plea or no-contest plea to a felony;

          iii. repeated material failure by an Executive to follow the Company's general policies, directives or orders applicable to employees holding comparable positions; or


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

          iv. intentional destruction or theft of the Company's property or falsification of the Company's documents.

     Notwithstanding the foregoing, an Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution adopted by the affirmative vote of not less than a majority of the members of the Company's Board who are not employees of the Company (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that in their opinion the Company had Cause to terminate the Executive.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred on the first to occur (the "Effective Date") of any of the following:

          i. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting
               Securities") (a) by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          ii.  the individuals who, immediately prior to the Effective
               Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          iii. approval by shareholders of the Company of:




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

                (A) a merger, consolidation or reorganization involving the Company, unless

                     (1) the shareholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                     (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                     (3)  no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)  a complete liquidation or dissolution of the Company; or

                (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (c) Date of Termination. "Date of Termination" shall mean in the case of an Executive's death, the date of death, in the case of Good Reason, the last day of Executive's employment, and in all other cases, the date specified in the Notice of Termination.




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

     (d) Disability. "Disability" shall occur if as a result of an Executive's incapacity due to physical or mental illness, Executive shall have been absent from the full-time performance of his or her duties with the Company for three
(3) consecutive months.

     (e) Good Reason. "Good Reason" shall mean any one or more of the following (without the Executive's express written consent):

          i. a relocation of the Executive's principal place of employment outside the Chicago metropolitan area, other than for reasonably required travel on the business of the Company or a Subsidiary of the Company;

          ii. a material reduction in the Executive's base or aggregate compensation, other than a general reduction applicable to all or substantially all of the executive employees of the Company or its Subsidiaries;

          iii. a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Executive's prior status, title, position or responsibilities; or

          iv. the purported termination of the Executive for Cause which does not comply with the terms of Section 1(a) hereof.

     (f) Notice of Termination. Any termination by the Company shall be communicated by a Notice of Termination. A "Notice of Termination" shall mean a written notice which, if termination is for Cause or Disability, shall indicate those specific termination provisions in this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. No purported termination by the Company following a Change in Control shall be effective without such Notice of Termination.

     (g) Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment after the Executive has attained age 65.

     (h) Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which another corporation, partnership, limited liability company, joint venture or other entity (i) owns, or at any relevant time owned, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or (ii) is a general partner.

     2. SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

     (a) If, upon the first Change in Control of the Company following the execution of this Agreement, (i) during the twelve month period thereafter, the Company shall terminate the


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
Executive's employment other than for Cause, Disability, Retirement or on account of the Executive's death; or (ii) during the first six month period thereafter, the Executive shall terminate employment for Good Reason; or (iii) during the second six month period thereafter, the Executive shall terminate employment for any reason, then:

          (x) the Company shall pay to the Executive severance compensation equal to the Executive's annual base salary in effect immediately prior to the Change in Control, which compensation shall be payable in one lump sum amount, subject to tax withholding, on or before the fifteenth day following the Date of Termination; provided, however, that the Company shall have no obligation to make any payments under this Agreement to the Executive unless and until it shall receive from such Executive a full and complete release of any and all liabilities, except for those provided under this Agreement, in a form acceptable to the Company; and

          (y) all stock options held by the Executive, without any further action, shall be automatically exercisable in full, notwithstanding any provisions to the contrary in Section 1 of the Elek-Tek, Inc. 1993 Incentive Stock Option Plan Incentive Stock Option Agreement dated April 22, 1996 between the Company and the Executive, which are hereby amended to permit such exercise.

     (b) An Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish an Executive's existing rights, or rights which accrue solely as a result of the passage of time, under any benefit plan, stock option plan, employment agreement or other contract, plan or arrangement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, if an Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     (d) Nothing in this Agreement limits or restricts in any way the right of the Company to terminate an Executive's employment with the Company with or without cause.

     3. NO OBLIGATION TO MITIGATE DAMAGES. The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this



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Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

     4. SUCCESSOR TO THE COMPANY.

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined which executes and delivers the agreement or assumption provided for in this Section 4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     5. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

     If to the Company:

     Secretary
     Elek-Tek, Inc.
     7350 North Linder Avenue
     Skokie, Illinois  60077


     If to the Executive:

     Miguel A. Martinez
     2332 N. Douglas
     Arlington Heights, Illinois 60004





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
or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur if the Executive prevails in collecting any amount under this Agreement which has been contested by the Company. The parties may agree in advance as to amounts which are not contested, and any amount which the Company shall offer to pay to the Executive in settlement of any claim shall be deemed to be a non-contested amount.

     7. CONFIDENTIALITY. The Executive shall retain in confidence any and all confidential information known to the Executive concerning the Company and its business so long as such information is not publicly disclosed.

     8. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        ELEK-TEK, INC.



                                        By:
                                          ------------------------------------
                                        Name:
                                            ----------------------------------
                                        Title:
                                             ---------------------------------



                                        --------------------------------------
                                        Miguel A. Martinez


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


                        SEVERANCE COMPENSATION AGREEMENT

     This Agreement (the "Agreement") is made as of this 2nd day of April, 1997, by and between Elek-Tek, Inc., a Delaware corporation (the "Company"), and Karim M. Hadchiti (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to continue to employ Executive and Executive is willing to continue such employment, in part upon the terms and conditions hereinafter set forth;

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the parties desire to set forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under one of the circumstances described herein following a Change in Control of the Company (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS.

     (a) Cause. "Cause" shall mean any one or more of the following:

          i. engaging in a dishonest act, willful breach of fiduciary duty, misappropriation or fraud against the Company or any Subsidiary of the Company, or making any willful misrepresentation to any holder of securities of the Company or any member of the Board;

          ii. any indictment or similar charge against an Executive by a governmental office alleging the commission of a felony, or a guilty plea or no-contest plea to a felony;

          iii. repeated material failure by an Executive to follow the Company's general policies, directives or orders applicable to employees holding comparable positions; or

          iv. intentional destruction or theft of the Company's property or falsification of the Company's documents.

     Notwithstanding the foregoing, an Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution adopted by the affirmative vote of not less than a majority of the members of the Company's Board who are not employees of the Company (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that in their opinion the Company had Cause to terminate the Executive.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred on the first to occur (the "Effective Date") of any of the following:

          i. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting
               Securities") (a) by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          ii.  the individuals who, immediately prior to the Effective
               Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          iii. approval by shareholders of the Company of:

                (A) a merger, consolidation or reorganization involving the Company, unless

                     (1) the shareholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                     (2)  the individuals who were members of the
                          Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                     (3)  no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)  a complete liquidation or dissolution of the Company; or

                (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (c) Date of Termination. "Date of Termination" shall mean in the case of an Executive's death, the date of death, in the case of Good Reason, the last day of Executive's employment, and in all other cases, the date specified in the Notice of Termination.

     (d) Disability. "Disability" shall occur if as a result of an Executive's incapacity due to physical or mental illness, Executive shall have been absent from the full-time performance of his or her duties with the Company for three (3) consecutive months.

     (e) Good Reason. "Good Reason" shall mean any one or more of the following (without the Executive's express written consent):

          i. a relocation of the Executive's principal place of employment outside the Chicago metropolitan area, other than for reasonably required travel on the business of the Company or a Subsidiary of the Company;

          ii. a material reduction in the Executive's base or aggregate compensation, other than a general reduction applicable to all or substantially all of the executive employees of the Company or its Subsidiaries;

          iii. a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Executive's prior status, title, position or responsibilities; or

          iv. the purported termination of the Executive for Cause which does not comply with the terms of Section 1(a) hereof.

     (f) Notice of Termination. Any termination by the Company shall be communicated by a Notice of Termination. A "Notice of Termination" shall mean a written notice which, if termination is for Cause or Disability, shall indicate those specific termination provisions in this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. No purported termination by the Company following a Change in Control shall be effective without such Notice of Termination.

     (g) Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment after the Executive has attained age 65.

     (h) Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which another corporation, partnership, limited liability company, joint venture or other entity (i) owns, or at any relevant time owned, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or (ii) is a general partner.

     2. SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

     (a) If, upon the first Change in Control of the Company following the execution of this Agreement, (i) during the twelve month period thereafter, the Company shall terminate the Executive's employment other than for Cause, Disability, Retirement or on account of the Executive's death; or (ii) during the first six month period thereafter, the Executive shall terminate employment for Good Reason; or (iii) during the second six month period thereafter, the Executive shall terminate employment for any reason, then:

          (x) the Company shall pay to the Executive severance compensation equal to the Executive's annual base salary in effect immediately prior to the Change in Control, which compensation shall be payable in one lump sum amount, subject to tax withholding, on or before the fifteenth day
     following the Date of      Termination; provided, however, that the
     Company shall have no obligation to make any payments under this Agreement to the Executive unless and until it shall receive from such Executive a full and complete release of any and all liabilities, except for those provided under this Agreement, in a form acceptable to the Company; and

          (y) all stock options held by the Executive, without any further action, shall be automatically exercisable in full, notwithstanding any provisions to the contrary in Section 1 of the Elek-Tek, Inc. 1993 Incentive Stock Option Plan Incentive Stock Option Agreement dated April 22, 1996 between the Company and the Executive, which are hereby amended to permit such exercise.

     (b) An Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish an Executive's existing rights, or rights which accrue solely as a result of the passage of time, under any benefit plan, stock option plan, employment agreement or other contract, plan or arrangement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, if an Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     (d) Nothing in this Agreement limits or restricts in any way the right of the Company to terminate an Executive's employment with the Company with or without cause.

     3. NO OBLIGATION TO MITIGATE DAMAGES. The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

     4. SUCCESSOR TO THE COMPANY.

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined which executes and delivers the agreement or assumption provided for in this Section 4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     5. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

     If to the Company:

     Secretary
     Elek-Tek, Inc.
     7350 North Linder Avenue
     Skokie, Illinois  60077


     If to the Executive:

     Karim M. Hadchiti
     143 Rivershire Lane
     Lincolnshire, Illinois 60069


or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur if the Executive prevails in collecting any amount under this Agreement which has been contested by the Company. The parties may agree in advance as to amounts which are not contested, and any amount which the Company shall offer to pay to the Executive in settlement of any claim shall be deemed to be a non-contested amount.

     7. CONFIDENTIALITY. The Executive shall retain in confidence any and all confidential information known to the Executive concerning the Company and its business so long as such information is not publicly disclosed.

     8. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        ELEK-TEK, INC.



                                        By:
                                          -----------------------------------
                                        Name:
                                            ---------------------------------
                                        Title:
                                             --------------------------------


                                       --------------------------------------
                                        Karim M. Hadchiti

                        SEVERANCE COMPENSATION AGREEMENT

     This Agreement (the "Agreement") is made as of this 2nd day of April, 1997, by and between Elek-Tek, Inc., a Delaware corporation (the "Company"), and Scott F. Koerner (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to continue to employ Executive and Executive is willing to continue such employment, in part upon the terms and conditions hereinafter set forth;

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the parties desire to set forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under one of the circumstances described herein following a Change in Control of the Company (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS.

     (a) Cause. "Cause" shall mean any one or more of the following:

          i. engaging in a dishonest act, willful breach of fiduciary duty, misappropriation or fraud against the Company or any Subsidiary of the Company, or making any willful misrepresentation to any holder of securities of the Company or any member of the Board;

          ii. any indictment or similar charge against an Executive by a governmental office alleging the commission of a felony, or a guilty plea or no-contest plea to a felony;

          iii. repeated material failure by an Executive to follow the Company's general policies, directives or orders applicable to employees holding comparable positions; or

          iv. intentional destruction or theft of the Company's property or falsification of the Company's documents.

     Notwithstanding the foregoing, an Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution adopted by the affirmative vote of not less than a majority of the members of the Company's Board who are not employees of the Company (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that in their opinion the Company had Cause to terminate the Executive.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred on the first to occur (the "Effective Date") of any of the following:

          i. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") (a) by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          ii. the individuals who, immediately prior to the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          iii. approval by shareholders of the Company of:

                (A) a merger, consolidation or reorganization involving the Company, unless

                     (1) the shareholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                     (2)  the individuals who were members of the
                          Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                     (3)  no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)  a complete liquidation or dissolution of the Company; or

                (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (c) Date of Termination. "Date of Termination" shall mean in the case of an Executive's death, the date of death, in the case of Good Reason, the last day of Executive's employment, and in all other cases, the date specified in the Notice of Termination.

     (d) Disability. "Disability" shall occur if as a result of an Executive's incapacity due to physical or mental illness, Executive shall have been absent from the full-time performance of his or her duties with the Company for three (3) consecutive months.

     (e) Good Reason. "Good Reason" shall mean any one or more of the following (without the Executive's express written consent):

          i. a relocation of the Executive's principal place of employment outside the Chicago metropolitan area, other than for reasonably required travel on the business of the Company or a Subsidiary of the Company;

          ii. a material reduction in the Executive's base or aggregate compensation, other than a general reduction applicable to all or substantially all of the executive employees of the Company or its Subsidiaries;

          iii. a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Executive's prior status, title, position or responsibilities; or

          iv. the purported termination of the Executive for Cause which does not comply with the terms of Section 1(a) hereof.

     (f) Notice of Termination. Any termination by the Company shall be communicated by a Notice of Termination. A "Notice of Termination" shall mean a written notice which, if termination is for Cause or Disability, shall indicate those specific termination provisions in this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. No purported termination by the Company following a Change in Control shall be effective without such Notice of Termination.

     (g) Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment after the Executive has attained age 65.

     (h) Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which another corporation, partnership, limited liability company, joint venture or other entity (i) owns, or at any relevant time owned, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or (ii) is a general partner.

     2. SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

     (a) If, upon the first Change in Control of the Company following the execution of this Agreement, (i) during the twelve month period thereafter, the Company shall terminate the Executive's employment other than for Cause, Disability, Retirement or on account of the Executive's death; or (ii) during the first six month period thereafter, the Executive shall terminate employment for Good Reason; or (iii) during the second six month period thereafter, the Executive shall terminate employment for any reason, then:

          (x) the Company shall pay to the Executive severance compensation equal to the Executive's annual base salary in effect immediately prior to the Change in Control, which compensation shall be payable in one lump sum amount, subject to tax withholding, on or before the fifteenth day following the Date of Termination; provided, however, that the Company shall have no obligation to make any payments under this Agreement to the Executive unless and until it shall receive from such Executive a full and complete release of any and all liabilities, except for those provided under this Agreement, in a form acceptable to the Company; and

          (y) all stock options held by the Executive, without any further action, shall be automatically exercisable in full, notwithstanding any provisions to the contrary in Section 1 of the Elek-Tek, Inc. 1993 Incentive Stock Option Plan Incentive Stock Option Agreement dated April 22, 1996 between the Company and the Executive, which are hereby amended to permit such exercise.

     (b) An Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish an Executive's existing rights, or rights which accrue solely as a result of the passage of time, under any benefit plan, stock option plan, employment agreement or other contract, plan or arrangement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, if an Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     (d) Nothing in this Agreement limits or restricts in any way the right of the Company to terminate an Executive's employment with the Company with or without cause.

     3. NO OBLIGATION TO MITIGATE DAMAGES. The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

     4. SUCCESSOR TO THE COMPANY.

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined which executes and delivers the agreement or assumption provided for in this Section 4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     5. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

     If to the Company:

     Secretary
     Elek-Tek, Inc.
     7350 North Linder Avenue
     Skokie, Illinois  60077


     If to the Executive:

     Scott F. Koerner
     3 Old Valley Road
     Rolling Meadows, Illinois 60003


or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur if the Executive prevails in collecting any amount under this Agreement which has been contested by the Company. The parties may agree in advance as to amounts which are not contested, and any amount which the Company shall offer to pay to the Executive in settlement of any claim shall be deemed to be a non-contested amount.

     7. CONFIDENTIALITY. The Executive shall retain in confidence any and all confidential information known to the Executive concerning the Company and its business so long as such information is not publicly disclosed.

     8. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        ELEK-TEK, INC.



                                        By:
                                          -----------------------------------
                                        Name:
                                            ---------------------------------
                                        Title:
                                             --------------------------------


                                       ---------------------------------------
                                        Scott F. Koerner

                        SEVERANCE COMPENSATION AGREEMENT

     This Agreement (the "Agreement") is made as of this 2nd day of April, 1997, by and between Elek-Tek, Inc., a Delaware corporation (the "Company"), and Jane R. McCarthy (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to continue to employ Executive and Executive is willing to continue such employment, in part upon the terms and conditions hereinafter set forth;

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the parties desire to set forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under one of the circumstances described herein following a Change in Control of the Company (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS.

     (a) Cause. "Cause" shall mean any one or more of the following:

          i. engaging in a dishonest act, willful breach of fiduciary duty, misappropriation or fraud against the Company or any Subsidiary of the Company, or making any willful misrepresentation to any holder of securities of the Company or any member of the Board;

          ii. any indictment or similar charge against an Executive by a governmental office alleging the commission of a felony, or a guilty plea or no-contest plea to a felony;

          iii. repeated material failure by an Executive to follow the Company's general policies, directives or orders applicable to employees holding comparable positions; or

          iv. intentional destruction or theft of the Company's property or falsification of the Company's documents.

     Notwithstanding the foregoing, an Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution adopted by the affirmative vote of not less than a majority of the members of the Company's Board who are not employees of the Company (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that in their opinion the Company had Cause to terminate the Executive.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred on the first to occur (the "Effective Date") of any of the following:

          i. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting
               Securities") (a) by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

         ii.  the individuals who, immediately prior to the Effective
               Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          iii. approval by shareholders of the Company of:

                (A) a merger, consolidation or reorganization involving the Company, unless

                     (1) the shareholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                     (2)  the individuals who were members of the
                          Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                     (3)  no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)  a complete liquidation or dissolution of the Company; or

                (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (c) Date of Termination. "Date of Termination" shall mean in the case of an Executive's death, the date of death, in the case of Good Reason, the last day of Executive's employment, and in all other cases, the date specified in the Notice of Termination.

     (d) Disability. "Disability" shall occur if as a result of an Executive's incapacity due to physical or mental illness, Executive shall have been absent from the full-time performance of his or her duties with the Company for three (3) consecutive months.

     (e) Good Reason. "Good Reason" shall mean any one or more of the following (without the Executive's express written consent):

          i. a relocation of the Executive's principal place of employment outside the Chicago metropolitan area, other than for reasonably required travel on the business of the Company or a Subsidiary of the Company;

          ii. a material reduction in the Executive's base or aggregate compensation, other than a general reduction applicable to all or substantially all of the executive employees of the Company or its Subsidiaries;

          iii. a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Executive's prior status, title, position or responsibilities; or

          iv. the purported termination of the Executive for Cause which does not comply with the terms of Section 1(a) hereof.

     (f) Notice of Termination. Any termination by the Company shall be communicated by a Notice of Termination. A "Notice of Termination" shall mean a written notice which, if termination is for Cause or Disability, shall indicate those specific termination provisions in this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. No purported termination by the Company following a Change in Control shall be effective without such Notice of Termination.

     (g) Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment after the Executive has attained age 65.

     (h) Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which another corporation, partnership, limited liability company, joint venture or other entity (i) owns, or at any relevant time owned, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or (ii) is a general partner.

     2. SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

     (a) If, upon the first Change in Control of the Company following the execution of this Agreement, (i) during the twelve month period thereafter, the Company shall terminate the Executive's employment other than for Cause, Disability, Retirement or on account of the Executive's death; or (ii) during the first six month period thereafter, the Executive shall terminate employment for Good Reason; or (iii) during the second six month period thereafter, the Executive shall terminate employment for any reason, then:

          (x) the Company shall pay to the Executive severance compensation equal to the Executive's annual base salary in effect immediately prior to the Change in Control, which compensation shall be payable in one lump sum amount, subject to tax withholding, on or before the fifteenth day following the Date of Termination; provided, however, that the Company shall have no obligation to make any payments under this Agreement to the Executive unless and until it shall receive from such Executive a full and complete release of any and all liabilities, except for those provided under this Agreement, in a form acceptable to the Company; and

          (y) all stock options held by the Executive, without any further action, shall be automatically exercisable in full, notwithstanding any provisions to the contrary in Section 1 of the Elek-Tek, Inc. 1993 Incentive Stock Option Plan Incentive Stock Option Agreement dated April 22, 1996 between the Company and the Executive, which are hereby amended to permit such exercise.

     (b) An Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish an Executive's existing rights, or rights which accrue solely as a result of the passage of time, under any benefit plan, stock option plan, employment agreement or other contract, plan or arrangement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, if an Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     (d) Nothing in this Agreement limits or restricts in any way the right of the Company to terminate an Executive's employment with the Company with or without cause.

     3. NO OBLIGATION TO MITIGATE DAMAGES. The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

     4. SUCCESSOR TO THE COMPANY.

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined which executes and delivers the agreement or assumption provided for in this Section 4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     5. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

     If to the Company:

     Secretary
     Elek-Tek, Inc.
     7350 North Linder Avenue
     Skokie, Illinois  60077


     If to the Executive:

     Jane R. McCarthy
     698 Smoke Tree Road
     Deerfield, Illinois 60016


or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur if the Executive prevails in collecting any amount under this Agreement which has been contested by the Company. The parties may agree in advance as to amounts which are not contested, and any amount which the Company shall offer to pay to the Executive in settlement of any claim shall be deemed to be a non-contested amount.

     7. CONFIDENTIALITY. The Executive shall retain in confidence any and all confidential information known to the Executive concerning the Company and its business so long as such information is not publicly disclosed.

     8. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        ELEK-TEK, INC.



                                        By:
                                          -----------------------------------
                                        Name:
                                            ---------------------------------
                                        Title:
                                             --------------------------------



                                       --------------------------------------
                                        Jane R. McCarthy

                        SEVERANCE COMPENSATION AGREEMENT

     This Agreement (the "Agreement") is made as of this 2nd day of April, 1997, by and between Elek-Tek, Inc., a Delaware corporation (the "Company"), and David M. Zasada (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company desires to continue to employ Executive and Executive is willing to continue such employment, in part upon the terms and conditions hereinafter set forth;

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company; and

     WHEREAS, the parties desire to set forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under one of the circumstances described herein following a Change in Control of the Company (as defined herein).

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS.

     (a) Cause. "Cause" shall mean any one or more of the following:

          i. engaging in a dishonest act, willful breach of fiduciary duty, misappropriation or fraud against the Company or any Subsidiary of the Company, or making any willful misrepresentation to any holder of securities of the Company or any member of the Board;

          ii. any indictment or similar charge against an Executive by a governmental office alleging the commission of a felony, or a guilty plea or no-contest plea to a felony;

          iii. repeated material failure by an Executive to follow the Company's general policies, directives or orders applicable to employees holding comparable positions; or

          iv. intentional destruction or theft of the Company's property or falsification of the Company's documents.

     Notwithstanding the foregoing, an Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution adopted by the affirmative vote of not less than a majority of the members of the Company's Board who are not employees of the Company (after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel, to be heard before the Board), finding that in their opinion the Company had Cause to terminate the Executive.

     (b) Change in Control. A "Change in Control" shall be deemed to have occurred on the first to occur (the "Effective Date") of any of the following:

          i. an "acquisition" (other than directly from the Company) of any voting securities of the Company (the "Voting
               Securities") (a) by any "Person" or "Group" (as such terms are used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), that has direct or indirect "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities immediately prior to such acquisition, or (b) by any Person or Group that, immediately after such acquisition, has direct or indirect Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Company's then outstanding Voting Securities;

          ii.  the individuals who, immediately prior to the Effective
               Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          iii. approval by shareholders of the Company of:

                (A) a merger, consolidation or reorganization involving the Company, unless

                     (1) the shareholders of the Company immediately before such merger, consolidation or reorganization, own or will own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty-one percent (51%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                     (2)  the individuals who were members of the
                          Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the Board of Directors of the Surviving Corporation; and

                     (3)  no Person (other than the Company, any
                          Subsidiary, any employee benefit plan maintained by the Company, the Surviving Corporation or any Subsidiary (or any trust forming a part thereof), or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities) has direct or indirect Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

                (B)  a complete liquidation or dissolution of the Company; or

                (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     (c) Date of Termination. "Date of Termination" shall mean in the case of an Executive's death, the date of death, in the case of Good Reason, the last day of Executive's employment, and in all other cases, the date specified in the Notice of Termination.

     (d) Disability. "Disability" shall occur if as a result of an Executive's incapacity due to physical or mental illness, Executive shall have been absent from the full-time performance of his or her duties with the Company for three (3) consecutive months.

     (e) Good Reason. "Good Reason" shall mean any one or more of the following (without the Executive's express written consent):

          i. a relocation of the Executive's principal place of employment outside the Chicago metropolitan area, other than for reasonably required travel on the business of the Company or a Subsidiary of the Company;

          ii. a material reduction in the Executive's base or aggregate compensation, other than a general reduction applicable to all or substantially all of the executive employees of the Company or its Subsidiaries;

          iii. a change in the Executive's status, title, position or responsibilities (including reporting responsibilities) which represents an adverse change from the Executive's prior status, title, position or responsibilities; or

          iv. the purported termination of the Executive for Cause which does not comply with the terms of Section 1(a) hereof.

     (f) Notice of Termination. Any termination by the Company shall be communicated by a Notice of Termination. A "Notice of Termination" shall mean a written notice which, if termination is for Cause or Disability, shall indicate those specific termination provisions in this Agreement relied upon and set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. No purported termination by the Company following a Change in Control shall be effective without such Notice of Termination.

     (g) Retirement. For purposes of this Agreement, "Retirement" shall mean termination of the Executive's employment after the Executive has attained age 65.

     (h) Subsidiary. For purposes of this Agreement, "Subsidiary" shall mean any corporation, partnership, limited liability company, joint venture or other entity in which another corporation, partnership, limited liability company, joint venture or other entity (i) owns, or at any relevant time owned, directly or indirectly, 50% or more of the outstanding voting securities or equity interests or (ii) is a general partner.

     2. SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

     (a) If, upon the first Change in Control of the Company following the execution of this Agreement, (i) during the twelve month period thereafter, the Company shall terminate the Executive's employment other than for Cause, Disability, Retirement or on account of the Executive's death; or (ii) during the first six month period thereafter, the Executive shall terminate employment for Good Reason; or (iii) during the second six month period thereafter, the Executive shall terminate employment for any reason, then:

          (x) the Company shall pay to the Executive severance compensation equal to the Executive's annual base salary in effect immediately prior to the Change in Control, which compensation shall be payable in one lump sum amount, subject to tax withholding, on or before the fifteenth day following the Date of Termination; provided, however, that the Company shall have no obligation to make any payments under this Agreement to the Executive unless and until it shall receive from such Executive a full and complete release of any and all liabilities, except for those provided under this Agreement, in a form acceptable to the Company; and

          (y) all stock options held by the Executive, without any further action, shall be automatically exercisable in full, notwithstanding any provisions to the contrary in Section 1 of the Elek-Tek, Inc. 1993 Incentive Stock Option Plan Incentive Stock Option Agreement dated April 22, 1996 between the Company and the Executive, which are hereby amended to permit such exercise.

     (b) An Executive's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs, policies and practices then in effect. The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish an Executive's existing rights, or rights which accrue solely as a result of the passage of time, under any benefit plan, stock option plan, employment agreement or other contract, plan or arrangement.

     (c) Notwithstanding anything contained in this Agreement to the contrary, if an Executive's employment is terminated prior to a Change in Control and the Executive reasonably demonstrates that such termination (i) was at the request of a third party who had indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (ii) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes of this Agreement, the date of a Change in Control with respect to the Executive shall mean the date immediately prior to the date of such termination of the Executive's employment.

     (d) Nothing in this Agreement limits or restricts in any way the right of the Company to terminate an Executive's employment with the Company with or without cause.

     3. NO OBLIGATION TO MITIGATE DAMAGES. The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination, or otherwise.

     4. SUCCESSOR TO THE COMPANY.

     (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined which executes and delivers the agreement or assumption provided for in this Section 4 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.

     (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

     5. NOTICE. For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

     If to the Company:

     Secretary
     Elek-Tek, Inc.
     7350 North Linder Avenue
     Skokie, Illinois  60077


     If to the Executive:

     David M. Zasada
     665 Spruce Tree Drive
     Cary, Illinois 60013


or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     6. LEGAL FEES AND EXPENSES. The Company shall pay all legal fees and expenses which the Executive may incur if the Executive prevails in collecting any amount under this Agreement which has been contested by the Company. The parties may agree in advance as to amounts which are not contested, and any amount which the Company shall offer to pay to the Executive in settlement of any claim shall be deemed to be a non-contested amount.

     7. CONFIDENTIALITY. The Executive shall retain in confidence any and all confidential information known to the Executive concerning the Company and its business so long as such information is not publicly disclosed.

     8. MISCELLANEOUS. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     9. VALIDITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        ELEK-TEK, INC.



                                        By:
                                          ------------------------------------
                                        Name:
                                            ----------------------------------
                                        Title:
                                             ---------------------------------



                                       ---------------------------------------
                                        David M. Zasada